UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23859

Advisor Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Russell B. Simon
Advisor Managed Portfolios
2020 East Financial Way, Suite 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7395
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2024

Item 1. Reports to Stockholders.

(a)

CornerCap Fundametrics® Large-Cap ETF

Ticker: FUNL

ANNUAL REPORT TO SHAREHOLDERS

MARCH 31, 2024

CornerCap Fundametrics® Large-Cap ETF

Annual Letter (Unaudited)

March 31, 2024

Despite a challenging economic backdrop marked by high inflation and multiple interest rate hikes by the Federal Reserve, I am pleased to report that the CornerCap Fundametrics Large-Cap ETF has outperformed its benchmark, the Russell 1000 Value Index, over the past twelve months.

During this period, the Federal Reserve aggressively sought to tame inflation by increasing rates four times in 2023. Expectations have shifted away from further increases and that the next move will be a rate cut, although its timing is increasingly uncertain, deferred by enduring inflation pressures. Despite efforts to cool the economy, consumer confidence remained resilient. With the advantage of existing low fixed-rate mortgages, consumers demonstrated reduced sensitivity to interest rate changes compared to previous rate hike regimes. This, coupled with low unemployment and strong wage growth, contributed to consumer spending remaining robust in the face of economic headwinds.

The investing environment favored stocks with strong momentum and sales or earnings growth while low valuation did not provide much benefit and high dividend yield was an underperformer. The high dividend yield factor favors sectors like utilities, consumer staples and REITs that were hurt from rising interest rates. Although growth outperformed value over the last year, the recent rise in 10-year real yields, which increased by 25 bps to 2%, suggests a potential headwind. Historically, higher real yields tend to favor value stocks over growth stocks, as the higher discount rate penalizes future cash flows of growth stocks more than current cash flows. Enthusiasm for Artificial Intelligence (AI) has postponed this trend, but we do believe it will come back into focus.

Valuations for the top 100 largest market cap companies in the U.S. remain high relative to other parts of the market. Also, capitalization-weighted indexes like the S&P 500 are more concentrated than at any point in the last 40 years. FUNL offers a way to gain exposure to large-cap stocks that potentially boast more attractive valuations and are often not materially represented in top heavy capitalization indexes.

The CornerCap Large Cap Active ETF continues to benefit from our systematic research process that evaluates companies within custom peer groups. This approach has allowed us to identify and capitalize on peer-group specific alpha drivers. Historically, this improves factor efficacy and stock selection. That was true in the current fiscal year with our stock selection contributing approximately 70% of the alpha. Notable selection strengths were observed in health care, communication services, technology, and consumer discretionary sectors, while challenges persisted in materials, utilities, and energy. The balance of our alpha was generated from allocation decisions to underweight staples and overweight industrials and technology. This was partially offset by the underweight in financials and the small cash position.

In the last quarter, the consumer staples sector saw the biggest increase in portfolio weight (+219 bps) and remains one of the more contrarian areas with large underperformance vs. higher beta companies. This shift is a product of the Alpha Composite rankings and Financial Warnings screen and represents where the Fundametrics research model detects increased value.

CornerCap Fundametrics® Large-Cap ETF

Annual Letter (Unaudited)

March 31, 2024

Maintaining our focus on tax efficiency, the FUNL ETF did not distribute any capital gains in March 31, 2023. Since inception, the cumulative returns have exceeded 67%, with the only capital gain distribution being a minimal $0.001 per share in 2022, the fund’s first year. We do not expect to pay capital gains in the foreseeable future.

The equity markets have gotten off to a good start in 2024, although there is concern that optimism is too high. Inflation is being closely watched for signs of trending higher and economic data needs to be good, but not too good, to keep the Fed on target for rate cuts in the second half of the year. We do not expect a smooth path as investors’ expectations for rate changes oscillate. This will likely lead to volatility in equity markets and can present opportunity for active management. The combination of the CornerCap approach to diversified portfolios to mitigate some of the broader market volatility and continued attractive valuations outside the largest companies gives the investment team confidence in the fund’s investment approach for the next fiscal year.

Russell 1000® Value Index reflects the performance of the largest capitalization U.S. equities with lower price-to-book ratios and lower forecasted growth values. Alpha compares risk-adjusted performance relative to an index. Positive alpha means outperformance on a risk adjusted basis. One Basis Point is equal to one one-hundredth of a percentage point, or .01% Cash Flow is the net amount of cash being transferred into and out of a business from core operations Beta measures the volatility of a security or portfolio relative to an index. Less than one means lower volatility than the index; more than one means greater volatility.

Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Large-capitalization companies may be less flexible in evolving or unable to implement change as quickly as small-capitalization companies.

Must be preceded or accompanied by a prospectus.

CornerCap Fundametrics® Large-Cap ETF is distributed by Quasar Distributors, LLC.

CornerCap Fundametrics® Large-Cap ETF

Performance Summary (Unaudited)

March 31, 2024

Comparison of a Hypothetical $10,000 Investment in

the CornerCap Fundametrics® Large-Cap ETF;

and Russell 1000 Value Total Return Index

(At Net Asset Value)

Investments

For the periods ended March 31, 2024

	1 Year	3 Year *	Since Inception*
CornerCap Fundametrics® Large-Cap ETF**
NAV	22.35%	9.31%	15.38%
Market	22.48%	9.30%	15.42%
Russell 1000 Value Total Return Index	20.27%	8.11%	14.22%

* Average annualized returns.

** Inception date on August 19, 2020.

This chart illustrates the performance of a hypothetical $10,000 investment made on August 19, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

The performance data quoted represents past performance. Past performance does not guarantee future results. Shares are bought and sold at market price (closing price) not net asset value (NAV) and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. The Fund’s gross expense ratio 0.50%.

Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sales of fund shares. For the most recent month-end performance, please call 1-800-617-0004 or visit the Fund’s website at www.cornercapfunl-etf.com.

CornerCap Fundametrics® Large-Cap ETF

Expense Example (Unaudited)

March 31, 2024

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2023 to March 31, 2024 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

Expenses
Paid
	Beginning	Ending	During the
	Account Value	Account Value	Period(1)
Actual Fund Return	$ 1,000.00	$ 1,207.00	$ 2.76
Hypothetical 5% Return	1,000.00	1,022.50	2.53

(1)	Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 183/366. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

CornerCap Fundametrics® Large-Cap ETF

Allocation of Portfolio Holdings (Unaudited)

March 31, 2024

(Calculated as a percentage of Total Investments)

CornerCap Fundametrics® Large-Cap ETF

Schedule of Investments

March 31, 2024

Security	Shares	Value

Common Stocks — 99.5%
Advertising — 0.3%
Interpublic Group of Cos., Inc. (a)	20,848	$680,270
Total Advertising		680,270
Aerospace/Defense — 2.3%
General Dynamics Corp.	5,751	1,624,599
L3Harris Technologies, Inc.	7,107	1,514,502
Lockheed Martin Corp.	3,325	1,512,443
Total Aerospace/Defense		4,651,544
Agriculture — 1.3%
Altria Group, Inc.	31,079	1,355,666
Philip Morris International, Inc.	12,790	1,171,820
Total Agriculture		2,527,486
Airlines — 0.9%
Delta Air Lines, Inc.	37,272	1,784,211
Total Airlines		1,784,211
Auto Manufacturers — 0.7%
Cummins, Inc.	5,054	1,489,161
Total Auto Manufacturers		1,489,161
Auto Parts & Equipment — 0.7%
Aptiv Plc (b)	17,284	1,376,671
Total Auto Parts & Equipment		1,376,671
Banks — 9.2%
Bank of America Corp.	43,281	1,641,216
Citigroup, Inc.	38,337	2,424,432
Fifth Third Bancorp (a)	40,340	1,501,051
JPMorgan Chase & Co.	18,063	3,618,019
M&T Bank Corp. (a)	10,655	1,549,663
Regions Financial Corp.	80,272	1,688,923
State Street Corp.	17,239	1,332,919
Truist Financial Corp.	43,105	1,680,233
US Bancorp	35,109	1,569,372
Wells Fargo & Co. (a)	29,784	1,726,281
Total Banks		18,732,109
Biotechnology — 2.3%
Biogen, Inc. (b)	3,345	721,282
Gilead Sciences, Inc.	16,319	1,195,367
Incyte Corp. (b)	21,902	1,247,757
Royalty Pharma Plc, Class A	47,944	1,456,059
Total Biotechnology		4,620,465

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Schedule of Investments

March 31, 2024

Security	Shares	Value

Building Materials — 0.9%
Johnson Controls International Plc	11,875	$775,675
Masco Corp. (a)	11,749	926,761
Total Building Materials		1,702,436
Chemicals — 2.2%
Ecolab, Inc.	7,427	1,714,894
LyondellBasell Industries NV, Class A	14,240	1,456,467
PPG Industries, Inc.	9,445	1,368,581
Total Chemicals		4,539,942
Commercial Services — 2.0%
Block, Inc. (b)	14,271	1,207,041
Global Payments, Inc.	9,991	1,335,397
S&P Global, Inc.	3,388	1,441,425
Total Commercial Services		3,983,863
Computers — 2.1%
International Business Machines Corp.	4,959	946,971
Leidos Holdings, Inc.	12,632	1,655,929
NetApp, Inc.	16,172	1,697,574
Total Computers		4,300,474
Diversified Financial Services — 2.8%
Apollo Global Management, Inc.	6,925	778,716
CME Group, Inc.	545	117,333
Discover Financial Services	6,567	860,868
LPL Financial Holdings, Inc.	2,858	755,084
Mastercard, Inc., Class A	3,262	1,570,881
Visa, Inc., Class A	5,435	1,516,800
Total Diversified Financial Services		5,599,682
Electric — 2.5%
CenterPoint Energy, Inc. (a)	24,597	700,769
DTE Energy Co.	11,372	1,275,256
Edison International (a)	9,314	658,779
Entergy Corp.	6,749	713,234
NextEra Energy, Inc.	25,053	1,601,137
Total Electric		4,949,175
Electrical Components & Equipment — 0.4%
Emerson Electric Co.	7,071	801,993
Total Electrical Components & Equipment		801,993
Electronics — 0.8%
Atmus Filtration Technologies, Inc. (b)	4,547	146,641
Fortive Corp.	8,717	749,836
TE Connectivity Ltd.	5,332	774,420
Total Electronics		1,670,897
Warner Music Group Corp., Class A (a)	22,667	748,464
Total Entertainment		748,464

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Schedule of Investments

March 31, 2024

Security	Shares	Value

Food — 5.1%
Campbell Soup Co. (a)	34,672	$1,541,170
General Mills, Inc.	22,130	1,548,436
Hershey Co/The	7,582	1,474,699
Kellanova (a)	13,338	764,134
Kraft Heinz Co/The	39,355	1,452,200
Kroger Co/The	31,320	1,789,312
Sysco Corp.	9,652	783,549
Tyson Foods, Inc. - Class A	13,523	794,206
Total Food		10,147,706
Gas — 0.3%
NiSource, Inc.	22,687	627,522
Total Gas		627,522
Hand/Machine Tools — 1.1%
Snap-on, Inc.	2,750	814,605
Stanley Black & Decker, Inc.	15,105	1,479,233
Total Hand/Machine Tools		2,293,838
Healthcare-Products — 3.5%
Align Technology, Inc. (b)	5,301	1,738,304
Baxter International, Inc.	36,379	1,554,838
Hologic, Inc. (a)(b)	18,006	1,403,748
Medtronic Plc	8,265	720,295
ResMed, Inc.	7,962	1,576,715
Total Healthcare-Products		6,993,900
Healthcare-Services — 5.0%
Centene Corp. (b)	20,033	1,572,190
Elevance Health, Inc.	2,684	1,391,761
HCA Healthcare, Inc.	5,165	1,722,682
Molina Healthcare, Inc. (a)(b)	3,573	1,467,896
Quest Diagnostics, Inc.	5,870	781,356
UnitedHealth Group, Inc.	2,771	1,370,814
Universal Health Services, Inc., Class B (a)	9,002	1,642,505
Total Healthcare-Services		9,949,204
Household Products/Wares — 1.0%
Clorox Co.	4,623	707,828
Kimberly-Clark Corp.	10,708	1,385,079
Total Household Products/Wares		2,092,907
Insurance — 4.3%
Fidelity National Financial, Inc.	31,465	1,670,792
Hartford Financial Services Group Inc/The	19,265	1,985,258
MetLife, Inc.	20,918	1,550,233
Travelers Cos, Inc./The	7,529	1,732,724
Willis Towers Watson Plc	5,331	1,466,024
Total Insurance		8,405,031

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Schedule of Investments

March 31, 2024

Security	Shares	Value

Internet — 7.4%
Alphabet, Inc., Class A (b)	10,145	$1,531,185
Booking Holdings, Inc.	447	1,621,662
DoorDash, Inc., Class A (b)	7,122	980,842
eBay, Inc.	31,429	1,658,823
Expedia Group, Inc. (b)	11,538	1,589,360
Meta Platforms, Inc., Class A	8,112	3,939,024
Palo Alto Networks, Inc. (b)	5,288	1,502,479
Pinterest, Inc., Class A (b)	19,568	678,423
VeriSign, Inc. (b)	6,588	1,248,492
Total Internet		14,750,290
Machinery-Construction & Mining — 0.9%
Caterpillar, Inc.	4,656	1,706,098
Total Machinery-Construction & Mining		1,706,098
Machinery-Diversified — 0.9%
Dover Corp.	9,653	1,710,415
Total Machinery-Diversified		1,710,415
Mining — 0.6%
Newmont Corp.	33,321	1,194,225
Total Mining		1,194,225
Miscellaneous Manufacturing — 1.6%
3M Co.	13,528	1,434,915
Textron, Inc.	19,232	1,844,926
Total Miscellaneous Manufacturing		3,279,841
Oil & Gas Services — 1.6%
Baker Hughes Co.	50,448	1,690,008
Halliburton Co.	36,453	1,436,977
Total Oil & Gas Services		3,126,985
Oil and Gas — 4.4%
Chevron Corp.	14,927	2,354,585
Coterra Energy, Inc.	48,841	1,361,687
Devon Energy Corp.	34,543	1,733,368
Marathon Oil Corp.	61,262	1,736,165
Phillips 66	11,042	1,803,600
Total Oil and Gas		8,989,405
Packaging and Containers — 0.3%
Amcor Plc	71,303	678,092
Total Packaging and Containers		678,092
Pharmaceuticals — 4.7%
Bristol-Myers Squibb Co.	43,720	2,370,936
Cigna Group/The	4,519	1,641,256
Johnson & Johnson	22,954	3,631,092
Merck & Co., Inc.	13,088	1,726,962
Total Pharmaceuticals		9,370,246

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Schedule of Investments

March 31, 2024

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 4.4%
Agree Realty Corp. (a)	4,963	$283,487
American Homes 4 Rent, Class A	9,363	344,371
CubeSmart	8,470	383,013
Equity LifeStyle Properties, Inc.	11,466	738,410
Equity Residential	5,473	345,401
First Industrial Realty Trust, Inc.	12,152	638,466
Gaming and Leisure Properties, Inc.	14,615	673,313
Host Hotels & Resorts, Inc.	41,436	856,897
Kimco Realty Corp.	16,862	330,664
Lamar Advertising Co., Class A	6,642	793,122
Mid-America Apartment Communities, Inc.	4,911	646,189
NNN REIT, Inc. (a)	17,653	754,490
Realty Income Corp.	12,994	702,975
SBA Communications Corp.	2,842	615,861
STAG Industrial, Inc. (a)	9,085	349,227
VICI Properties, Inc.	12,613	375,741
Total Real Estate Investment Trusts (REITs)		8,831,627
Retail — 3.0%
Best Buy Co., Inc.	8,780	720,223
Home Depot Inc/The	4,385	1,682,086
Target Corp.	10,856	1,923,792
Ulta Beauty, Inc. (b)	3,253	1,700,929
Total Retail		6,027,030
Semiconductors — 3.4%
Applied Materials, Inc.	9,414	1,941,449
Intel Corp.	36,800	1,625,456
NXP Semiconductors NV	3,433	850,594
QUALCOMM, Inc.	4,812	814,672
Skyworks Solutions, Inc.	14,263	1,544,968
Total Semiconductors		6,777,139
Software — 9.5%
Adobe, Inc. (b)	2,640	1,332,144
Akamai Technologies, Inc. (a)(b)	6,700	728,692
AppLovin Corp., Class A (b)	16,574	1,147,252
Atlassian Corp., Class A (b)	7,162	1,397,378
Autodesk, Inc. (b)	6,978	1,817,212
Broadridge Financial Solutions, Inc.	3,629	743,437
Datadog, Inc., Class A (a)(b)	5,867	725,161
Dynatrace, Inc. (b)	12,905	599,308
Electronic Arts, Inc.	11,035	1,464,013
Microsoft Corp.	3,757	1,580,645

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Schedule of Investments

March 31, 2024

Security	Shares	Value

MSCI, Inc.	2,681	$1,502,566
Paycom Software, Inc.	7,268	1,446,405
Salesforce, Inc.	5,053	1,521,863
ServiceNow, Inc. (b)	1,375	1,048,300
Workday, Inc., Class A (b)	3,010	820,978
Zoom Video Communications, Inc., Class A (b)	20,652	1,350,021
Total Software		19,225,375
Telecommunications — 2.7%
AT&T, Inc.	68,845	1,211,672
Cisco Systems, Inc.	56,315	2,810,682
T-Mobile US, Inc. (a)	9,102	1,485,628
Total Telecommunications		5,507,982
Transportation — 1.6%
CSX Corp.	39,940	1,480,576
FedEx Corp.	5,690	1,648,620
Total Transportation		3,129,196
Water — 0.4%
American Water Works Co, Inc.	6,276	766,990
Total Water		766,990
Total Common Stocks (Cost — $171,136,982)		199,739,887

Short-Term Investments — 0.3%
Money Market Funds — 0.3%
First American Government Obligations Fund - Class X - 5.24% (c)	533,181	533,181
Total Money Market Funds (Cost — $533,181)		533,181
Total Short-Term Investments (Cost — $533,181)		533,181

Collateral for Securities on Loan — 7.9%
Mount Vernon Liquid Assets Portfolio, LLC - 5.44% (c)	15,806,913	15,806,913
Total Collateral for Securities on Loan (Cost — $15,806,913)		15,806,913
Total Investments — 107.7% (Cost — $187,477,076)		216,079,981
Liabilities in Excess of Other Assets — (7.7)%		(15,536,732)
Total Net Assets — 100.0%		$200,543,249

MSCI - Morgan Stanley Capital International

Plc - Public Limited Company

REIT - Real Estate Investment Trust

S&P - Standards & Poor’s

(a)	All or a portion of the security is on loan as of March 31, 2024.
(b)	Non-income producing security.
(c)	The rate reported is the annualized seven-day yield as of March 31, 2024.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Statement of Assets and Liabilities

March 31, 2024

Assets:
Investments in securities at value (cost $187,477,076)	$216,079,981	*
Cash	89,948
Receivables:
Dividends and interest	253,913
Securities lending income	1,798
Total assets	216,425,640

Liabilities:
Payables:
Collateral on securities loaned	15,806,913
Investments	75,478
Total liabilities	15,882,391

Net Assets	$200,543,249

Components of Net Assets:
Paid-in capital	$182,855,325
Total accumulated gain	17,687,924
Net Assets	$200,543,249

Net Assets	$200,543,249
Shares Outstanding (unlimited number of shares authorized, no par value)	5,055,000
Net asset value, offering and redemption price per share	$39.67

* Includes loaned securities with market value totaling $15,552,039.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Statement of Operations

For the Year Ended March 31, 2024

Investment Income:
Dividend income (Net of foreign tax of $2,017)	$3,834,787
Interest income	99,346
Income from securities lending	25,049
Total investment income	3,959,182

Expenses:
Advisory fees	842,868
Total expenses	842,868

Net investment income	3,116,314

Realized and Unrealized Gain on Investments and In-Kind Redemptions
Net realized gain (loss) on:
Investments	(4,470,327)
In-Kind Redemptions	9,144,176
Net realized gain	4,673,849
Net change in unrealized appreciation/depreciation on investments	27,882,472
Net realized and unrealized gain on investments and in-kind redemptions	32,556,321

Net Increase in Net Assets Resulting from Operations	$35,672,635

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	March 31, 2024	March 31, 2023
Operations:
Net investment income	$3,116,314	$2,794,899
Net realized gain on investments and in-kind redemptions	4,673,849	340,481
Net change in unrealized appreciation/depreciation on investments	27,882,472	(8,464,823)
Net increase (decrease) in net assets resulting from operations	35,672,635	(5,329,443)

Distributions to shareholders:	(3,027,516)	(2,553,317)
Decrease in net assets from distributions to shareholders	(3,027,516)	(2,553,317)

Due to Investment Advisor
Proceeds from shares sold	57,234,836	66,135,427
Transaction fees (Note 1)	113	—
Cost of shares repurchased	(41,721,002)	(31,241,925)
Net increase in net assets from capital transactions	15,513,947	34,893,502
Total Increase in Net Assets	48,159,066	27,010,742

Net Assets:
Beginning of year	152,384,183	125,373,441
End of year	$200,543,249	$152,384,183

Capital Share Transactions:
Shares sold	1,650,000	2,010,000
Shares repurchased	(1,215,000)	(945,000)
Net increase in shares outstanding	435,000	1,065,000

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Financial Highlights

For a capital share outstanding throughout each period:

	For the Year Ended	For the Year Ended	For the Year Ended	For the Period Ended
	March 31, 2024	March 31, 2023	March 31, 2022	March 31, 2021 *

Net Asset Value, Beginning of Period	$32.98	$35.27	$31.96	$25.00

Income from Investment Operations:
Net investment income (1)	0.64	0.68	0.57	0.33
Net realized and unrealized gain (loss) on investments	6.67	(2.37)	3.28	6.76
Total Gain (Loss) from Investment Operations	7.31	(1.69)	3.85	7.09

Less Distributions:
Net investment income	(0.62)	(0.60)	(0.54)	(0.13)
Net realized gain on investments	—	—	0.00 ^	—
Total Distributions	(0.62)	(0.60)	(0.54)	(0.13)

Net Asset Value, End of Period	$39.67	$32.98	$35.27	$31.96

Total Return	22.35%	(4.79%)	12.11%	28.41	%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$200,543	$152,384	$125,373	$96,835
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50	%(3)
Ratio of net investment income to average net assets	1.85%	2.05%	1.68%	1.89	%(3)
Portfolio turnover rate (4)	44%	60%	26%	6	%(2)

*	Commencement of operations on August 19, 2020.
^	Amount is less than $0.01 per share.
(1)	Per share amounts have been calculated using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Portfolio turnover rate excludes securities received or delivered in-kind.

The accompanying notes are an integral part of these financial statements.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements

March 31, 2024

Note 1 – Organization

CornerCap Fundametrics® Large-Cap ETF (the “Fund”) is a diversified series of Advisor Managed Portfolios (the “AMP Trust”). The Trust was organized on February 16, 2023, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. CornerCap Investment Counsel, Inc. (the “Advisor”) serves as the investment manager to the Fund. The inception date of the Fund was August 19, 2020. The investment objective of the Fund seeks long-term capital appreciation.

The Fund is the successor to the CornerCap Fundametrics® Large-Cap ETF (the “Predecessor Fund”), a series of Trust for Advised Portfolios. The Predecessor Fund reorganized into the Fund on January 19, 2024 (the “AMP Reorganization”).

●	The AMP Reorganization was accomplished by a tax-free exchange of shares of the Fund for shares of the Predecessor Fund of equivalent aggregate net asset value.

●	Fees and expenses incurred to affect the AMP Reorganization were borne by the Trust’s Administrator. The management fee of the Fund does not exceed the management fee of the Predecessor Fund. The AMP Reorganization did not result in a material change to the Fund’s investment portfolio and there are no material differences in accounting polices of the Fund and the Predecessor Fund.

●	The Fund adopted the performance history of the Predecessor Fund.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe” or the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares, called “Creation Units,” which generally consist of 25,000 shares. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund.

Shares of a Fund may only be purchased directly from or redeemed directly to a Fund by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Quasar Distributors, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

A standard transaction fee of $300 will be charged by the Fund’s custodian in connection with the issuance or redemption of Creation Units. The standard fee will be the same regardless of the number of Creation Units issued or redeemed. In addition, a variable fee of up to 2% of the value of a Creation Unit may be charged by the Fund for cash purchases, non-standard orders, or partial cash purchases, and is designed to cover broker commissions and other transaction costs. Any variable fees received by the Fund are included in the Capital Transactions on the Statements of Changes in Net Assets.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2024

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -	quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Equity securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2024

Short-term investments classified as money market instruments are valued at net asset value (“NAV”). These investments are categorized as Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2024:

Description	Level 1	Level 2	Level 3	Total
Assets
Long-Term Investments
Common Stocks	$199,739,887	$—	$—	$199,739,887
Total Long-Term Investments	199,739,887	—	—	199,739,887
Short-Term Investments	533,181	—	—	533,181
Collateral for Securities on Loan	15,806,913	—	—	15,806,913
Total Investments	$216,079,981	$—	$—	$216,079,981

See the Schedule of Investments for further detail of investment classifications.

(b) Securities Transactions, Investment Income and Distributions – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported based on identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(c) Distributions to shareholders – Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities. As of and during the year ended March 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2024

(e)    REIT distribution – The character of distributions received from Real Estate Investment Trusts (’‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Advisor to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at annual rate of 0.50%. Additionally, the Advisor is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. The Advisor is not responsible for interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, expenses associated with the purchase, sale, or ownership of securities, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, securities lending fees and expenses, and distribution (12b-1) fees and expenses.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator, fund accountant, and transfer agent and provides compliance services to the Fund. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter.

The Advisor pays any Trust-level expenses allocated to the Fund.

Note 4 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities, in-kind transactions, and U.S. government obligations) for the year ended March 31, 2024, were as follows:

Purchases	$116,700,256
Sales	$73,110,334

Purchases and sales of in-kind transactions associated with creations and redemptions during the year ended March 31, 2024, were as follows:

Purchases In-Kind	$16,194,808
Sales In-Kind	$41,386,398

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2024

Note 5 – Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 6 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to March 31, 2024, through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Note 7 – Federal Income Tax Information

At March 31, 2024, the components of accumulated earnings for income tax purposes were as follows:

Tax Cost of Investments	$187,674,923
Unrealized Appreciation	31,722,170
Unrealized Depreciation	(3,317,112)
Net Unrealized Appreciation on Investments	28,405,058
Undistributed Ordinary Income	873,315
Other Accumulated Gain/(Loss)	(11,590,449)
Total Accumulated Gain	$17,687,924

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales and unreversed inclusions from Passive Foreign Investment Companies.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. In this Fund the reclass is due to redemption in kind tax adjustments. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2024, permanent differences in book and tax accounting have been reclassified to capital, and accumulated earnings as follows:

Accumulated Gains	Paid In Capital
$ (9,114,757)	$ 9,114,757

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2024

The tax character of distributions paid during the years ended March 31, 2024 and year ended March 31, 2023 were as follows:

	Year Ended	Year Ended
Distributions Paid From:	March 31, 2024	March 31, 2023
Ordinary Income	$3,027,516	$2,553,317
Total Distributions Paid	$3,027,516	$2,553,317

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve-month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2024, the Fund had no late-year or post-October losses.

At March 31, 2024, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$ 6,342,350	$ 5,248,099	$ 11,590,449

Note 8 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolio to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned. The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in the Fund’s Schedule of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund continues to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Fund pays various fees in connection with the investment of cash collateral. The Fund pays the Agent fees based on the investment income received from securities lending activities.

CornerCap Fundametrics® Large-Cap ETF

Notes to Financial Statements (Continued)

March 31, 2024

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

As of March 31, 2024, the Fund had equity securities on loan with a market value of $15,552,039 and collateral value of $15,806,913 which are presented gross on the Statement of Assets and Liabilities. The fees and interest income earned through the securities lending program are reflected in the Statement of Operations.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of CornerCap Fundametrics® Large-Cap ETF and Board of Trustees of Advisor Managed Portfolios

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CornerCap Fundametrics® Large-Cap ETF, a series of Advisor Managed Portfolios (formerly a series of Trust for Advised Portfolios) (the “Fund”) as of March 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations for the year then ended and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended March 31, 2022, and prior, were audited by other auditors whose report dated May 25, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

May 24, 2024

C O H E N & C O M P A N Y , L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

CornerCap Fundametrics® Large-Cap ETF

Additional Information (Unaudited)

March 31, 2024

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission (SEC) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-800-617-0004 or on the EDGAR Database on the SEC’s website at ww.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of each Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV is available on the Fund’s website at ww.cornercapfunl-etf.com.

Tax Information

For the year ended March 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2024 was 100%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Approval of Investment Advisory Agreement

At a meeting held on June 1, 2023, the Board of Trustees (the “Board” or “Trustees”) of the Trust, including all Trustees who were not “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, considered and approved an investment advisory agreement (the “Advisory Agreement”) with the Advisor for the Fund.

In advance of the meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor, and the services to be provided by the Advisor to the Fund under the Advisory Agreement.

CornerCap Fundametrics® Large-Cap ETF

Additional Information (Unaudited)

March 31, 2024

This information formed the primary (but not exclusive) basis for the Board’s determinations. The Trustees considered the review of the Advisory Agreement to be an ongoing process and employed the accumulated information, knowledge, and experience they had gained with the Advisor and Predecessor Fund as members of the board of trustees of the Predecessor Trust. The information prepared specifically for the review of the Advisory Agreement supplemented the information provided to the Trustees throughout the year related to the Advisor and the Predecessor Fund. The board of the Predecessor Trust and its committees met regularly during the year and the information provided and topics discussed at such meetings were relevant to the Board’s review of the Advisory Agreement. Some of these reports and other data included, among other things, materials that outlined the investment performance of the Predecessor Fund; compliance, regulatory, and risk management matters; the trading practices of the Advisor; valuation of investments; fund expenses; and overall market and regulatory developments. The Independent Trustees were advised by independent legal counsel during the review process, including meeting in executive sessions with such counsel without representatives from the Advisor present. In connection with their review, the Independent Trustees also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreement.

In considering the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

●	In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees considered the Advisor’s specific responsibilities in all aspects of the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel who are involved in the day-to-day activities of the Fund. The Board considered the Advisor’s resources and compliance structure, including information regarding its compliance program, chief compliance officer and compliance record and its disaster recovery/business continuity plan. The Board also considered the existing relationship between the Advisor and the Predecessor Fund, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the year the board of the Predecessor Trust met with the Advisor to discuss the Predecessor Fund’s performance and the Advisor’s investment outlook, as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board’s view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

●	In assessing the quality of the portfolio management to be delivered by the Advisor, the Board considered the Predecessor Fund’s performance for various periods as of March 31, 2023 on both an absolute basis and in comparison to its peer group, relevant benchmark index, and a comparable composite of accounts managed by the Advisor. The Board considered that the Predecessor Fund had outperformed relative to its benchmark index and comparable composite for the one-year period. The Board also considered that the Fund outperformed the peer group average and median for the one-year period.

CornerCap Fundametrics® Large-Cap ETF

Additional Information (Unaudited)

March 31, 2024

●	The Trustees also reviewed the cost of the Advisor’s services, and the structure and level of advisory fee payable by the Fund, including a comparison of the fee to fees payable by a peer group of funds. The Board noted that the proposed advisory fee was the same as the Predecessor Fund’s advisory fee and that the fee is a unitary fee under which the Advisor pays most of the Fund’s service providers. The Board noted that the Fund’s advisory fee and net expense ratio was lower than its peer group median and average. After reviewing the materials that were provided, the Trustees concluded that the fee was fair and reasonable in light of the services to be provided.

●	The Trustees considered whether, based on the estimated asset size of the Fund, economies of scale may be achieved. The Board also considered the Advisor’s commitment to the unitary fee model that would keep the net expense ratio of the Fund fixed. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

●	The Trustees considered the profitability of the Advisor from managing the Predecessor Fund. In assessing the Advisor’s profitability, the Trustees took into account both direct and indirect benefits to the Advisor from managing the Predecessor Fund. The Trustees concluded that the Advisor’s expected profits from managing the Fund were not excessive and, after a review of the relevant financial information, that the Advisor appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

CornerCap Fundametrics® Large-Cap ETF

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Russell Emery 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1962	Trustee	Indefinite. Since 2023	Chief Compliance Officer, The SEI Mutual Funds (2006 to 2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006 to 2022)	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Indefinite. Since 2023	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	Trustee, Trust for Advised Portfolios (1 portfolio) (2020 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Indefinite. Since 2023	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present); Trustee, Trust for Advised Portfolios (1 portfolio) (2020 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Indefinite. Since 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	Trustee, Trust for Advised Portfolios (1 portfolio) (2018 to present)

CornerCap Fundametrics® Large-Cap ETF

Trustees and Officer Information (Continued) (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017-2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Jennifer Ting 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1976	Interim Treasurer and Principal Financial Officer	Indefinite. Since 2024	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2000 to present)
Ryan M. Charles 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1978	Secretary	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (May 2021 to present); General Counsel, Davis Selected Advisers, L.P. (2014 to May 2021)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Trust’s administrator, fund accountant, and transfer agent.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-800-617-0004.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor

CornerCap Investment Counsel, Inc.

The Peachtree, Suite 1700, 1355 Peachtree Street NE

Atlanta, GA 30309

Distributor

Quasar Distributors, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1835 Market Street, Suite 310

Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Brian Ferrie is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

CornerCap Fundametrics® Large-Cap ETF
	Cohen & Company, Ltd.
	FYE 3/31/2024	FYE 3/31/2023
( a ) Audit Fees	$14,000	$12,000
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$3,000	$3,000
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2024	FYE 3/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

CornerCap Fundametrics® Large-Cap ETF
Non-Audit Related Fees	FYE 3/31/2024	FYE 3/31/2023
Registrant	$3,000	$3,000
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)  Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Russell Emery, Brian Ferrie and Wan-Chong Kung.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advisor Managed Portfolios

By  /s/ Russell B. Simon
                    Russell B. Simon, President/Principal Executive Officer

Date        6/10/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Russell B. Simon
                   Russell B. Simon, President/Principal Executive Officer

Date        6/10/2024

By /s/ Jennifer Ting
                   Jennifer Ting, Interim Treasurer/Principal Financial Officer

Date       6/7/2024